Ferris, Baker Watts, Inc. Mid-Atlantic Community Bank Conference
Hotel Hershey, Hershey, PA ●  July 27, 2006
Gregg J. Wagner
President and Chief Executive Officer

Forward-Looking Information

During the course of this presentation, management may makeprojections and forward-looking statements regarding events or the future financial performance of Harleysville National Corporation.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Harleysville
National Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Harleysville
National Corporation’s operating results in documents filed by Harleysville
National Corporation with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q, the Annual report on form 10-
K and other required filings.  Harleysville National Corporation assumes no duty to update the forward-looking statements made in this presentation.

Corporate Overview
➢
Founded 1909
➢
Second Largest Independent Community
Bank Within our Footprint
➢
45 Branches Throughout Eastern
Pennsylvania
➢
Total Assets of $3.2 Billion
➢
Millennium Wealth Management Division
Assets Under Management Exceed $2.4
Billion

Unique Strengths
➢
Seasoned New Management Team
➢
Demonstrated Track Record of
Consistent Earnings
➢
Attractive Market Demographics
➢
Future Growth Focused in High-Growth
Markets

HNBC Management Team
➢
Michael B. High
Executive Vice President and Chief Operating Officer
➢
George S. Rapp
Executive Vice President and Chief Financial Officer
➢
Deb M. Takes
President and Chief Executive Officer, Harleysville
National Bank
➢
John W. Eisele
  President, Millennium Wealth Management
➢
Lewis C. Cyr
 Executive Vice President, Commercial Banking,
Chief Lending Officer

America’s Finest Companies
➢
History of Strong Performance, Steady Returns
➢
30 years of record earnings
➢
31 years of increased dividends
➢
Recognized in America’s Finest Companies
➢
Earnings All Star
➢
Dividend All Star
➢
“Super 50” Team

NASDAQ Dividend Achievers
➢
New Dividend Achievers List
➢
Broad Dividend Achievers Index
➢
Dividend Achievers 50 Index
➢
Global Select Market
➢
Hig
listed companies
hest ranking tier forNASDAQ-

Wayne
Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Chester

HARRISBURG
PHILADELPHIA

Harleysville
NATIONAL CORPORATION

HNBC Headquarters
Current Footprint

Total Deposits (HNBC)	$1,730,591
HNBC Branches	28
Market Rank (HNBC) – Montgomery	3
Market Rank (HNBC) – Bucks	14
Projected Population Growth (2005-2010)	3.37%
Average Income	$97,342
Projected Income Increase (2005-2010)	28.36%
Source: SNL Securities, data current as of 6/30/05
Montgomery and Bucks Counties, PA
Core Market Demographics

Ongoing Challenges
➢
Net Interest Margin
➢
Fee-based Income

New Strategic Initiatives
➢
Add Depth to Complete Suite of
Commercial Offerings
➢
Use Millennium Wealth Management to
Best Advantage
➢
Build and Manage Infrastructure to Drive
New Strategic Direction
➢
Execute Market Rationalization to Focus
Growth and Profitability

Commercial Banking
➢
Leverage Market Capacity
➢
Focus on Commercial & Industrial Loans
➢
Focus on Real Estate Construction
Lending
➢
Build Cash Management Capabilities

Commercial Accomplishments
➢
Key Hires
➢
Products and Services

➢
Make Millennium Wealth Management a
"core solution” customersfor retail and commercial
customers
➢
Develop our wealth management products
and services
➢
Position Millennium as premier wealth
management provider in markets we serve
Millennium Wealth Management

Wealth Management Accomplishments
➢
Acquired and Integrated Cornerstone
Companies
➢
Marketing Campaigns

Millennium Cornerstone
WEALTH MANAGEMENT

Harleysville
NATIONAL CORPORATION

➢
Leading registered investment advisor for high
net worth, privately held business owners,
wealthy families and institutional clients
➢
Asset management, business succession and
estate planning services
➢
Combined assets under management for
Millennium and Cornerstone exceed $2.4 billion

Build and Manage Infrastructure
➢
Streamline Processes
➢
Invest in Key Personnel
➢
Disciplined Strategy to Support
Planned Growth

Infrastructure Accomplishments
➢
Key Operational Hires
➢
Initiating Process Improvement
➢
Corporate Campus Expansion

➢
New
Operations
Building
➢
Consolidate
Operations
Staff
➢
Construction
in progress,
set for early
2007
completion
HNC Operations Building

Market Rationalization
➢
Optimize Footprint
➢
Build Infrastructure to Accommodate
Growth
➢
Open 10 Offices in Next 36-48 Months

Market Rationalization Accomplishments
➢
Relocations
➢
Branch Prototype
➢
New Locations
➢
Branch Divestiture

Wayne
Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Chester

HARRISBURG
PHILADELPHIA

Harleysville
NATIONAL CORPORATION

HNBC Headquarters
HNB Branch Relocation
Market Rationalization - Relocations

New Branch Prototype

Wayne
Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Chester

HARRISBURG
PHILADELPHIA

Harleysville
NATIONAL CORPORATION

HNBC Headquarters
Future HNB Location
New HNB Location
Market Rationalization – New Branches

Ferris, Baker Watts, Inc. Mid-Atlantic Community Bank Conference
Hotel Hershey, Hershey, PA ●  July 27, 2006
George S. Rapp
Executive Vice President and Chief Financial Officer

	6/30/06	6/30/05
Total Assets	$3,217	$3,032
Total Loans	2,032	1,091
Total Investments	925	894
Total Deposits	2,480	2,223
Total Borrowings	418	487
Balance Sheet (dollars in millions)
Key Financial Highlights

6/30/06		6/30/05
Nonperforming Assets	$11.5	$4.7
Nonperforming Assets / Total Assets	.36%	.15%
Allowance for Loan and Lease Losses / Loans	1.02%	1.00%
Charge-offs / Avg. Loans	.14%	.10%
Asset Quality (dollars in millions)
Key Financial Highlights

0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.21%
0.27%
0.16%
0.10%
0.14%
2002
2003
2004
2005
2006

Harleysville NATIONAL CORPORATION

* 2006 numbers are YTD 6/30/06

Net Charge Offs to Loans Outstanding*

6/30/06		6/30/05
Diluted EPS	$.65	$.67
Return on Assets	1.15%	1.27%
Return on Equity	13.25%	14.00%
Net Interest Margin	3.09%	3.36%
Noninterest Income / Total Revenue	29.03%	22.10%
Efficiency Ratio	54.02%	53.59%
Operating Ratios
Key Financial Highlights

$40
$30
$20
$10
$0
$19.1
$19.9
$23.9
$24.0
$35.0
2002
2003
2004
2005
2006
Annualized Six Months 2006

Harleysville NATIONAL CORPORATION

* excluding gains and non-recurring revenue
Other Income (dollars in millions)*

65%
63%
61%
59%
57%
55%
53%
51%
49%
47%
45%
59.21%
57.65%
58.96%
58.69%
58.54%
58.33%
55.81%
52.30%
54.88%
51.02%
52.97%
54.02%
2001
2002
2003
2004
2005
2006
HNBC
PEER $1 - $5 Billion

Harleysville NATIONAL CORPORATION

* 2006 numbers are YTD 6/30/06

Efficiency Ratio*

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.45
$0.51
$0.59
$0.68
$0.75
2001
2002
2003
2004
2005

Harleysville NATIONAL CORPORATION

*  Adjusted for stock dividend
Cash Dividends Paid*

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$184.9
$159.4
$91.1
2000
2001
2002
2003
2004
2005
HNBC
Nasdaq Stock Market (US Companies)
Nasdaq Bank Stocks SIC 6020-6029, 6710-6719 US & Foreign

Harleysville NATIONAL CORPORATION

Source: Center for Research in Security Prices
Five Year Cumulative Total Returns

* As of 3 p.m. on 7/25/06
Compelling Investment Considerations
➢
Seasoned new management team
➢
Demonstrated track record of consistent
earnings
➢
Attractive market demographics
➢
Future expansion focused in high-growth
markets
➢
Average dividend yield of 3.77%*
➢
Investor Relations Strategy

Harleysville
NATIONAL CORPORATION

Harleysville NATIONAL CORPORATION